Supplement dated September 14, 2012

to the Statement of Additional Information

for Principal Variable Contracts Funds, Inc.

dated April 30, 2012

(as supplemented on June 15, 2012)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Interested Directors

On page 32, delete all references to Ralph C. Eucher.

MANAGEMENT INFORMATION

On page 35, under the “Position(s) Held with Fund” column for Michael J. Beer, add “Member Executive Committee.”

On page 35, delete the information pertaining to Ralph C. Eucher.

On page 35, under the “Position(s) Held with Fund” column for Nora M. Everett, add “Chair,” and under the “Length of Time Served,” add “Since 2012.”

On page 36, delete the information pertaining to Stephen G. Gallaher.

On page 38, delete all information pertaining to Ralph C. Eucher in the table under the heading Directors Considered to be "Interested Persons."

INVESTMENT ADVISORY AND OTHER SERVICES

Operating Expense Limits

Effective January 1, 2013, on page 68 in the chart following the paragraph “In addition, Principal Management Corporation ("Principal") has contractually agreed to limit certain of the Accounts' management fees. The expense limit will reduce the Accounts' Management Fees by the amounts listed below:”, delete the row for SmallCap Growth II and substitute:

Account	Waiver	Expiration
SmallCap Growth II	0.080%	April 30, 2014